UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549
FORM 8-K
CURRENT REPORT
Pursuant to Section 13 OR 15(d) of
The Securities Exchange Act of 1934
Date of Report (Date of earliest event reported) : December 15, 2006 (December 14, 2006)
Encysive Pharmaceuticals Inc.

(Exact name of registrant as specified in its charter)

Delaware	0-20117	13-3532643

(State or other jurisdiction	(Commission	(IRS Employer
of incorporation)	File Number)	Identification No.)

4848 Loop Central Drive, Suite 700, Houston, Texas	77081
(Address of principal executive offices)	(Zip Code)
Registrant’s telephone number, including area code: 713-796-8822
Not Applicable

(Former name or former address, if changed since last report.)
Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 8.01 Other Events.
On December 14, 2006, Encysive Pharmaceuticals Inc. (the “Company”) announced that it has provided the information requested by the U.S. Food and Drug Administration (FDA) in its letter to the Company dated December 13, 2006 regarding the Company’s New Drug Application (NDA) for Thelin™ (sitaxsentan sodium) 100 mg tablets. This submission is Encysive’s response to the FDA’s determination that the Company’s November 2, 2006 submission was not complete. The FDA is currently evaluating Thelin™ as a potential new oral treatment for pulmonary arterial hypertension (“PAH”). If the FDA agrees that the submission, taken together with the Company’s November 2, 2006 submission, represents a complete response, the FDA will establish a new Prescription Drug User Fee Act (PDUFA) action date.
Also, on December 15, 2006, the Company announced that the Australian Drug Evaluation Committee (ADEC) of the Therapeutic Goods Administration (TGA) issued a positive opinion recommending the approval of THELIN™ 100 mg tablets as a once daily oral treatment for patients with PAH. The TGA will now consider the ADEC’s positive opinion in making its decision regarding marketing approval for THELIN™.
This press release contains “forward-looking statement” within the meaning of Section 27A of the Securities Act of 1933, as amended, and Section 21E of the Securities Exchange Act of 1934, as amended. These forward-looking statements are subject to certain risks, trends and uncertainties that could cause actual results to differ materially from those projected. Among those risks, trends and uncertainties are decisions by the U.S. Food and Drug Administration and other foreign regulatory authorities regarding whether and when to approve our drug application for Thelin(tm) (sitaxsentan sodium), and their decisions regarding labeling and other matters that could affect the availability and commercial potential of Thelin, and the speed with which regulatory authorizations and approvals could be achieved, as well as more specific risks, trends and uncertainties facing Encysive such as those set forth in its reports on Forms 8-K, 10-Q and 10-K filed with the U.S. Securities and Exchange Commission. Given these risks, trends and uncertainties, any or all of these forward-looking statements may prove to be incorrect. Therefore you should not rely on any such forward-looking statements. Furthermore, Encysive undertakes no duty to update or revise these forward-looking statements. The Private Securities Litigation Reform Act of 1995 permits this discussion.
[SIGNATURE PAGE FOLLOWS]

SIGNATURES
     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

ENCYSIVE PHARMACEUTICALS INC. (Registrant)
Date: December 15, 2006	/s/ Paul S. Manierre
Paul S. Manierre
Vice President and General Counsel